SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 20, 2005
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-16725                42-1520346
(State or other jurisdiction    (Commission file number)   (I.R.S. Employer
    of incorporation)                                    Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

On September 20, 2005, the Human  Resources  Committee (the  "Committee") of the
Board of Directors of Principal Financial Group, Inc. (the "Company") and Principal Life Insurance Company ("Principal Life") approved the adoption of amendments to a nonqualified supplemental pension plan (the Supplemental Executive Retirement Plan or "SERP") and a nonqualified deferred compensation plan (the Principal Select Savings Excess Plan or "Excess Plan"). The Company's named executive officers may participate in these nonqualified plans, which are not available to employees generally. The amendments to the nonqualified plans are similar to changes made to corresponding qualified plans.

The Company anticipates the changes to the SERP and the Excess Plan as well as the changes to the corresponding qualified plans will have no material effect on its earnings.

With respect to the benefit changes described in this report, employees who reach age 47 or older with at least ten years of service on December 31, 2005, may elect to retain the current benefit provisions under the qualified defined benefit plan and the SERP and forego receipt of the additional benefits offered by amendments to Principal Life's Select Savings Plan (401k) and the Excess Plan that will become effective January 1, 2006.

Effective January 1, 2002, Principal Life amended the qualified defined benefit plan to include a cash balance pension formula applicable to all new employees on and after that date. The qualified defined benefit plan currently provides that employees whose service commenced prior to January 1, 2002 will receive, upon retirement, the greater of the traditional benefit formula in effect before that date or the benefit provided by the cash balance formula. Effective January 1, 2006, Principal Life amended the traditional benefit formula under the qualified defined benefit plan to provide a reduced base benefit of 35% and a reduced excess benefit of 55% (reduced from 39.2% and 61.25%) of average compensation. Employees whose service commenced after January 1, 2002 will receive, upon retirement, the benefit provided by the cash balance formula. The cash balance benefit formula provides a hypothetical account balance that increases each year with a pay and interest credit. The amount of the pay credit ranges from 4.5 - 10.5% (reduced by Principal Life from 6-21%) of the executive's pay, based upon the executive's age and length of service. Pay is defined to include the executive's salary and bonus. The interest credit is based on one-year treasury bills, plus 1 percent (minimum 5%).

The SERP currently provides for supplemental pension benefits for executives hired before January 1, 2002 that are the greater of 1) the traditional benefit formula without regard to the compensation and benefit limits imposed by the Internal Revenue Code on qualified plans, offset by the qualified pension plan benefit (the "restorative formula"), or 2) 65% of average compensation, offset by the benefits received from Social Security and the qualified pension plan benefit (the "top hat formula"). For executives hired after January 1, 2002, the SERP benefit is the cash balance benefit without regard to the Internal Revenue Service compensation and benefit limits, offset by the qualified pension plan benefit. Effective January 1, 2006, the Committee and Principal Life amended the SERP benefit formula for executives hired prior to January 1, 2002 to include only the restorative formula.

Effective January 1, 2006, the Committee and Principal Life also amended the SERP by reducing the benefit formula for both the traditional and cash balance benefit consistent with the changes to the benefit formulas for the qualified defined benefit plan. In addition, the Committee and Principal Life revised the SERP by eliminating the cost of living adjustment for benefits accrued after January 1, 2006, and by reducing factors used to determine benefits for retirement before age 65 for benefits accrued after January 1, 2006.

Assets are set aside in a rabbi trust to provide SERP benefits, but the SERP is considered unfunded and is not subject to the fiduciary requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). The assets of the trust will remain available to general creditors of Principal Life in the event of insolvency. The executives have no claim to any trust fund assets. Benefits are payable from the trust upon retirement. The earliest retirement eligible age is 57 with 10 years of service.

The Excess Plan provides for deferral of compensation in excess of the deferral and compensation limits imposed by the Internal Revenue Service on qualified plans. The Excess Plan allows for 1-15% deferral of base compensation and 1-100% of bonus awards, without regard to the deferral and compensation limits imposed by the Internal Revenue Service on qualified plans. The Committee and Principal

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Life amended the Excess Plan to increase the matching  contributions provided by
Principal Life, in cash, from 50% to 75% of deferrals, with the maximum matching deferral increasing from 6% to 8%, effective January 1, 2006. Participants may select among seventeen investment options (consisting of Principal Investors Fund mutual fund portfolios, and an option tracking the performance of Company Common Stock). Distributions from the plan are allowed at various occurrences, including termination of employment, death, disability, retirement, and in the event of an unforeseeable emergency.

Assets are set aside in a rabbi trust to provide the Excess Plan account values, but the Excess Plan is considered unfunded and is not subject to the fiduciary requirements of ERISA. The assets of the trust will remain available to general creditors of Principal Life Insurance Company in the event of insolvency. The executives have no claim to any trust fund assets. Benefits are payable from the trust upon termination.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:     /s/ Joyce N. Hoffman
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                                    Name:   Joyce N. Hoffman
                                    Title:  Senior Vice President and
                                            Corporate Secretary

Date:    September 26, 2005

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